UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2026

Janus International Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40456	86-1476200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Janus International Blvd., Temple, GA 30179

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (866) 562-2580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	JBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 2, 2026, Janus International Group, Inc. (the “Company”) completed a repricing pursuant to Amendment No. 8 (the “Repricing Amendment”) to that certain First Lien Credit and Guarantee Agreement (the “First Lien”), dated as of February 12, 2018, by and among Janus Intermediate, LLC, a wholly owned subsidiary of the Company (“Janus Intermediate”), Janus International Group, LLC, a wholly owned subsidiary of the Company (“Janus International”), Goldman Sachs Bank USA (as successor to UBS AG, Stamford Branch), as administrative agent and collateral agent and the other parties thereto. The Repricing Amendment reduces the applicable interest rate margins on the First Lien’s term loans by 50 basis points to 1.00% (for the term loans bearing interest at rates based on the base rate) and to 2.00% (for the term loans bearing interest at rates based on the secured overnight financing rate).

The foregoing description of the Repricing Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Repricing Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On February 2, 2026, the Company issued a press release with respect to the Repricing Amendment described in Item 1.01 of this Current Report. The press release is included in this Current Report as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statement and Exhibits.

Exhibit Number	Description
10.1*	Amendment No. 8 to First Lien Credit and Guarantee Agreement, dated February 2, 2026.

99.1	Press Release, dated February 2, 2026.

104	Cover Page Interactive Data File (formatted as inline XBRL).

*	Contains schedules and exhibits that have been omitted pursuant to Item 601(b) of Regulation S-K. The Company agrees to furnish a supplemental copy of any such omitted exhibit or schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2026

JANUS INTERNATIONAL GROUP, INC.

By:	/s/ Elliot Kahler
Name:	Elliot Kahler
Title:	General Counsel and Corporate Secretary